Note 8 - Financial Income, Net (Tables)	6 Months Ended
Jun. 30, 2018
Notes Tables
Interest Income and Interest Expense Disclosure [Table Text Block]
	6 months 2018	6 months 2017
Interest income	8	6
Interest expense	(26)	(18)
Warrants exercised or forfeited	-	625
Changes in fair value of the warrants (1)	545	795
Total	528	1,408